As filed with the Securities and Exchange Commission on December 7, 1999
                                                      Registration No. 333-91293

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                (AMENDMENT NO. 1)

                               CYBER DIGITAL, INC.
                 (Name of Small Business Issuer in its Charter)

                                    New York
                             (State or Jurisdiction
                        of Incorporation or Organization)

                                      3661
                                (Primary Standard
                     Industrial Classification Code Number)

                                   11-2644640
                                (I.R.S. Employer
                             Identification Number)

                                 400 Oser Avenue
                                   Suite 1650
                            Hauppauge, New York 11788
                                 (516) 231-1200
          (Address and Telephone Number of Principal Executive Offices)

                                 400 Oser Avenue
                                   Suite 1650
                            Hauppauge, New York 11788
(Address of Principal Place of Business or Intended Principal Place of Business)

                                  J.C. Chatpar
                               Cyber Digital, Inc.
                                 400 Oser Avenue
                                   Suite 1650
                            Hauppauge, New York 11788
                                 (516) 231-1200
            (Name, Address and Telephone Number of Agent For Service)

                                   Copies to:

                            Scott S. Rosenblum, Esq.
                         Kramer Levin Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                               ------------------

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                               ------------------

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

                               ------------------

         If delivery of the Prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. |_|

                               ------------------

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. |X|

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

This Amendment No. 1 to Registration Statement on Form SB-2 (Registration No. 333-91293) of Cyber Digital, Inc. is filed solely for the purpose of filing with the Commission copies of the exhibit listed in Items of Part II hereto.

Item 27.  Exhibits and Financial Statement Schedules.

     (a)  Exhibits.


     Exhibit Number                                                   Sequential
                     Description of Document                         Page Number
                     -----------------------                         -----------
            3.1 Composite Amended and Restated Certificate of Incorporation of the Company (including the Certificate of Amendment for the Series
                     D1 Preferred Stock) (incorporated herein by reference to Exhibit 3.1 to the Company's
                     Report on Form 8-K filed on October 8, 1999
                     (the "8-K").
            3.2      Composite Amended and Restated Bylaws of the
                     Company (incorporated herein by reference to Exhibit 3.1 to the Company's Quarterly
                     Report on Form 10-QSB for the period ended
                     September 30, 1997 (the "September 1997 Form
                     10-QSB")).
            4.1 Form of Warrant Certificate (incorporated herein by reference to Exhibit 4.1 to the 8-K).
            4.2 Form of Registration Rights Agreement, dated as of September 30, 1999, relating to the Series D1 Preferred Stock (incorporated herein by reference to Exhibit 4.2 to the 8-K).
            5.1      Opinion of Kramer Levin Naftalis & Frankel
                     LLP.
            10.1     1993 Stock Incentive Plan (incorporated
                     herein by reference to Exhibit 10(a) to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994 (the "1994
                     Form 10-K").
            10.2 Amended and Restated Employment Agreement dated as of August 4, 1997, between the Company and J.C. Chatpar (incorporated herein by reference to Exhibit 10.1 to the September 1997 Form 10-QSB).
            10.3     Manufacturing License Contract between the
                     Company and National Telecommunications Co., dated as of December 4, 1995 (incorporated herein by reference to Exhibit 10(c) to the Company's 1996 Form 10-KSB/A).
            10.4     Manufacturing License Contract between the
                     Company and Gujarat Communications and
                     Electronics, Ltd. dated as of May 30, 1996
                     (incorporated herein by reference to Exhibit
                     10.5 to the Company's Annual Report on Form
                     10-KSB for the fiscal year ended March 31,
                     1997).
            10.5     Securities Purchase Agreement, dated as of
                     September 30, 1999, by and among the Company and the Purchaser named therein, relating to the Series D1 Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the 8-K).
            10.6     1997 Stock Incentive Plan (incorporated
                     herein by reference to Exhibit 10.5 to the Company's 1999 Form 10-KSB/A).
            23.1     Consent of Albrecht, Viggiano, Zureck &
                     Company, P.C., C.P.A.*
            23.2     Consent of Kramer Levin Naftalis & Frankel
                     LLP (see Exhibit 5.1)
            27.1 Financial Data Schedule (incorporated herein by reference to Exhibit 27 to the Company's
                     Form 10-Q filed on November 5, 1999).

* Filed previously.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed by the undersigned, thereunto duly authorized, on December 7, 1999.

                                        CYBER DIGITAL, INC.


                                        By: /s/ J.C. Chatpar
                                            ------------------------------------
                                            J.C. Chatpar
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on December 7, 1999.


     Signature                       Title                             Date


 /s/ J.C. Chatpar             President, Chief Executive       December 7, 1999
 ------------------------     Officer and Director
   J.C. Chatpar

           *                  Secretary and Director            December 7, 1999
 ------------------------
   Jack P. Dorfman

           *                  Treasurer and Director            December 7, 1999
 ------------------------
    Jatinder Wadh

           *                  Director                          December 7, 1999
 ------------------------
      Terry Jones

           *                  Director                          December 7, 1999
 ------------------------
      Khushi Nichani

     Exhibit Number                                                   Sequential
                     Description of Document                         Page Number
                     -----------------------                         -----------
            3.1 Composite Amended and Restated Certificate of Incorporation of the Company (including the Certificate of Amendment for the Series
                     D1 Preferred Stock) (incorporated herein by reference to Exhibit 3.1 to the Company's
                     Report on Form 8-K filed on October 8, 1999
                     (the "8-K").
            3.2      Composite Amended and Restated Bylaws of the
                     Company (incorporated herein by reference to Exhibit 3.1 to the Company's Quarterly
                     Report on Form 10-QSB for the period ended
                     September 30, 1997 (the "September 1997 Form
                     10-QSB")).
            4.1 Form of Warrant Certificate (incorporated herein by reference to Exhibit 4.1 to the 8-K).
            4.2 Form of Registration Rights Agreement, dated as of September 30, 1999, relating to the Series D1 Preferred Stock (incorporated herein by reference to Exhibit 4.2 to the 8-K).
            5.1      Opinion of Kramer Levin Naftalis & Frankel
                     LLP.
            10.1     1993 Stock Incentive Plan (incorporated
                     herein by reference to Exhibit 10(a) to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1994 (the "1994
                     Form 10-K").
            10.2 Amended and Restated Employment Agreement dated as of August 4, 1997, between the Company and J.C. Chatpar (incorporated herein by reference to Exhibit 10.1 to the September 1997 Form 10-QSB).
            10.3     Manufacturing License Contract between the
                     Company and National Telecommunications Co., dated as of December 4, 1995 (incorporated herein by reference to Exhibit 10(c) to the Company's 1996 Form 10-KSB/A).
            10.4     Manufacturing License Contract between the
                     Company and Gujarat Communications and
                     Electronics, Ltd. dated as of May 30, 1996
                     (incorporated herein by reference to Exhibit
                     10.5 to the Company's Annual Report on Form
                     10-KSB for the fiscal year ended March 31,
                     1997).
            10.5     Securities Purchase Agreement, dated as of
                     September 30, 1999, by and among the Company and the Purchaser named therein, relating to the Series D1 Preferred Stock (incorporated herein by reference to Exhibit 10.1 to the 8-K).
            10.6     1997 Stock Incentive Plan (incorporated
                     herein by reference to Exhibit 10.5 to the Company's 1999 Form 10-KSB/A).
            23.1     Consent of Albrecht, Viggiano, Zureck &
                     Company, P.C., C.P.A.*
            23.2     Consent of Kramer Levin Naftalis & Frankel
                     LLP (see Exhibit 5.1)
            27.1 Financial Data Schedule (incorporated herein by reference to Exhibit 27 to the Company's
                     Form 10-Q filed on November 5, 1999).

* Filed previously.